                                                                  Exhibit 99(b)

     [GTE LOGO]                                  ANNUAL MEETING OF SHAREHOLDERS
                                                 Tuesday, May 18, 1999
GTE Corporation
c/o BankBoston, N. A.
P.O. Box 8040
Boston, MA 02266-8040
1-800-225-5160

The items you are asked to vote on are fully described in the joint proxy statement and prospectus. Proposals 1, 3, 4 and 5 are described in Chapter III and Proposal 2, the merger proposal, is described in Chapter I.

The Proxies will vote your shares in accordance with your directions. If you sign and return the card and do not indicate your choices on this card, the Proxies will vote your shares in accordance with the directors' recommendation.

To vote by mail, please fill in the box on the proxy card to indicate how your shares should be voted, sign, date, and return your proxy card in the enclosed postage paid envelope. You may also grant your proxy by telephone or the Internet.

If you plan to attend the annual meeting, please bring the admission ticket on the reverse side of this letter with you to the annual meeting.

Please vote your shares as soon as possible.

                               -----------------
                               Vote by Telephone
                               -----------------

     Available 24 hours a day, seven days a week.

        1. Call  toll-free 1-800-840-6013.

        2. Enter your 14-digit Control Number located above your name and address in the lower left corner of this form.

        3. Follow the recorded instructions.

                              --------------------
                              Vote by the Internet
                              --------------------

     Available 24 hours a day, seven days a week.

        1. Go to the Website http://www.proxyvoting.com/gte

        2. Follow the instructions provided.

        3. Enter your 14-digit Control Number located above your name and address in the lower left corner of this form.


 If you are voting by telephone or the Internet, do not return your proxy card.
                       . PLEASE DETACH PROXY CARD HERE. .
--------------------------------------------------------------------------------

        Please mark
   [X]  votes as in
        this example.


         GTE's Directors recommend a vote "FOR" Proposals 1, 2, and 3.


1. Election of directors:
   (Chapter III)                  FOR        WITHHELD
   (01) Edward H. Budd,
   (02) James L. Ketelsen,        [_]          [_]
   (03) Charles R. Lee,
   (04) John W. Snow
        For all nominees except as noted below:


        ---------------------------------------------

                                                         FOR   AGAINST  ABSTAIN
2. Proposal to adopt an Agreement and Plan of Merger
   dated as of July 27, 1998 among GTE, Bell Atlantic
   Corporation and a wholly-owned subsidiary of Bell     [_]     [_]      [_]
   Atlantic, and to approve the merger and other transactions described in the Agreement and Plan of Merger. (Chapter I)

3. Ratification of appointment of auditors.
   (Chapter III)                                         [_]     [_]      [_]


GTE's Directors recommend a vote "AGAINST" Proposals 4 and 5.


                                                         FOR   AGAINST  ABSTAIN
4. Shareholder proposal on foreign military sales.
   (Chapter III)                                         [_]     [_]      [_]


5. Shareholder proposal on executive bonuses.
   (Chapter III)                                         [_]     [_]      [_]



I have commented on reverse side. [_]


Please change my address. [_]



Signature: ________________________________________________ Date _____________


Signature: ________________________________________________ Date _____________


       If voting by mail, please sign this Proxy as name(s) appear above, and mail in the enclosed envelope.

                                                                  Exhibit 99(b)

                                ADMISSION TICKET

                                  [GTE LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS

                       Tuesday, May 18, 1999   10:30 a.m.

                              Crowne Plaza Ravinia
                           4355 Ashford-Dunwoody Road
                             Atlanta, Georgia 30346
                               Phone: 770-395-7700


DRIVING DIRECTIONS FROM MAJOR ARTERIES:


FROM HARTSFIELD ATLANTA INTERNATIONAL AIRPORT

Take I-85 North through downtown Atlanta and exit at GA 400 North (Exit 29, Toll
Road). Then take I-285 East to Ashford-Dunwoody Road (Exit 21). Turn left, Crowne Plaza Ravinia is on your right.


Traveling SOUTH on I-75

Take Exit #109A (I-285 By-pass EAST). Proceed to Exit 21 (Ashford-Dunwoody Road) then turn LEFT on Ashford-Dunwoody Road and cross the bridge. The Crowne Plaza Ravinia will be on your immediate right.


Traveling NORTH on I-75

Take Exit #8lA (I-285 By-pass EAST). Proceed to Exit 21 (Ashford-Dunwoody Road) then turn LEFT on Ashford-Dunwoody Road. The Crowne Plaza Ravinia will be on your immediate right.


Traveling SOUTH on I-85

Take Exit #35B (I-285 By-pass WEST). Proceed to Exit 21 (Ashford-Dunwoody Road) then turn RIGHT on Ashford-Dunwoody Road. The Crowne Plaza Ravinia will be on your immediate right.


Traveling NORTH on I-85

Take GA 400 North (Exit 29, Toll Road), Then take I-285 East to Ashford-Dunwoody Road (Exit 21). Turn left, Crowne Plaza Ravinia is on your right.


                         PLEASE DETACH PROXY CARD HERE
-------------------------------------------------------------------------------


                                                                              P
                                  [GTE LOGO]                                  R
                                                                              O
                                GTE Corporation                               X
                                                                              Y

                PROXY SOLICITED BY THE GTE BOARD OF DIRECTORS FOR
           AN ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 18, 1999.

The owner of the shares represented by this proxy hereby appoints Charles R. Lee and Marianne Drost, or either of them, Proxies to vote at GTE Corporation's Annual Meeting of Shareholders on Tuesday, May 18, 1999, and any adjournment or postponement thereof on the matters referred to on the opposite side of this card including the merger with Bell Atlantic as well as any other matters which may properly come before the annual meeting, in accordance with, and as more fully described in, the Notice of Annual Meeting of Shareholders and the joint proxy statement and prospectus, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares in accordance with the directors' recommendation.

If voting by mail, please sign on the opposite side and return the proxy card in the accompanying envelope.

                                                               -----------------
                                                               SEE OPPOSITE SIDE
                                                               -----------------

                                                                              P
                                   [GTE LOGO]                                 R
                                                                              O
                                GTE Corporation                               X
                                                                              Y

                PROXY SOLICITED BY THE GTE BOARD OF DIRECTORS FOR
           AN ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 18, 1999.

The owner of the shares represented by this proxy hereby appoints Charles R. Lee and Marianne Drost, or either of them, Proxies to vote at GTE Corporation's Annual Meeting of Shareholders on Tuesday, May 18, 1999, and any adjournment or postponement thereof on the matters referred to on the opposite side of this card including the merger with Bell Atlantic as well as any other matters which may properly come before the annual meeting, in accordance with, and as more fully described in, the Notice of Annual Meeting of Shareholders and the joint proxy statement and prospectus, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares in accordance with the directors' recommendation.

If voting by mail, please sign on the opposite side and return the proxy card in the accompanying envelope.

                                                               -----------------
                                                               SEE OPPOSITE SIDE
                                                               -----------------

        Please mark
   [X]  votes as in
        this example.


         GTE's Directors recommend a vote "FOR" Proposals 1, 2, and 3.


1. Election of directors:
   (Chapter III)                  FOR        WITHHELD
   (01) Edward H. Budd,
   (02) James L. Ketelsen,        [_]          [_]
   (03) Charles R. Lee,
   (04) John W. Snow
        For all nominees except as noted below:


        ---------------------------------------------

                                                         FOR   AGAINST  ABSTAIN
2. Proposal to adopt an Agreement and Plan of Merger
   dated as of July 27, 1998 among GTE, Bell Atlantic
   Corporation and a wholly-owned subsidiary of Bell     [_]     [_]      [_]
   Atlantic, and to approve the merger and other transactions described in the Agreement and Plan of Merger. (Chapter I)

3. Ratification of appointment of auditors.
   (Chapter III)                                         [_]     [_]      [_]


GTE's Directors recommend a vote "AGAINST" Proposals 4 and 5.


                                                         FOR   AGAINST  ABSTAIN
4. Shareholder proposal on foreign military sales.
   (Chapter III)                                         [_]     [_]      [_]


5. Shareholder proposal on executive bonuses.
   (Chapter III)                                         [_]     [_]      [_]



I have commented on reverse side. [_]          Please change my address. [_]



Signature: ________________________________________________ Date _____________



       If voting by mail, please sign this Proxy as name(s) appear above, and mail in the enclosed envelope.